                                                                   Exhibit 10.11

------------------------------------------------------------------------------------------------------------------------------------
   AWARD/CONTRACT                       1. THIS CONTRACT IS A RATED ORDER                           RATING              PAGE OF PAGE
                                           UNDER DPAS (15 CRF 350)                                  DO-C9E               1       17
------------------------------------------------------------------------------------------------------------------------------------
2. CONTRACT [illegible]       NO.       3. EFFECTIVE DATE                          4. REQUISITION/PURCHASE REQUEST/PROJECT NO.
DAAD13-00-C-0033                                  10 Jul 2000                      W80B3W20000339
------------------------------------------------------------------------------------------------------------------------------------
5. ISSUED BY                      CODE     DAAD13              6. ADMINISTERED BY [illegible]                       CODE S4801A
AMC ACQUISITION CENTER-EDGEWOOD                                DCMC SEATTLE                                              -----------
AM6SB-ACC/BLDG.E-4466                                          CORPORATE CAMPUS EAST III
5183 BLACKHAWK ROAD                                            3009 112TH AVE. NE
                                                               SUITE 200
ABERDEEN PROVING GROUND, MD 21010-5424                         BELLEVUE, WA 98004-8019
------------------------------------------------------------------------------------------------------------------------------------
7. NAME AND ADDRESS OF CONTRACTOR (No., street, city, [illegible]                  8. DELIVERY
COMBIMATRIX CORPORATION                       state and zip code)                     [ ] FOB ORIGIN  [X] OTHER (See below)
34935 SE DOUGLAS ST.                                                               -------------------------------------------------
SUITE 110                                                                          9. DISCOUNT FOR PROMPT PAYMENT
SNOQUALMIE, WA 98065
                                                                                   -------------------------------------------------
                                                                                   10. SUBMIT INVOICES                   ITEM
                                                                                   (4 copies unless otherwise specified)
---------------------------------------------------------------------------------  TO THE ADDRESS
CODE 1L178                              FACILITY CODE                              SHOWN IN:
------------------------------------------------------------------------------------------------------------------------------------
11. SHIP TO/MARK FOR              CODE                         12. PAYMENT WILL BE MADE BY                          CODE HQ0339
                                      -----------------------  DFAS-COLUMBUS CENTER                                      -----------
                                                               DFAS-CO/WEST ENTITLEMENT OPERATIONS
                                                               P.O. BOX 182231

                  SEE SCHEDULE                                 COLUMBUS, OH 43218-2381

------------------------------------------------------------------------------------------------------------------------------------
13. AUTHORITY FOR USING OTHER THAN FULL AND OPEN               14. ACCOUNTING AND APPROPRIATION DATA
    COMPETITION:
    [  ] 10 U.S.C.2304(c)(   )  [ ] 41 U.S.C.253(c)(   )       See Schedule
------------------------------------------------------------------------------------------------------------------------------------
15A. ITEM NO.           15B. SUPPLIES/SERVICES                 15C. QUANTITY     15D. UNIT      15E. UNIT PRICE       15F. AMOUNT
------------------------------------------------------------------------------------------------------------------------------------




                             SEE SCHEDULE




------------------------------------------------------------------------------------------------------------------------------------
                                                               15G. TOTAL AMOUNT OF CONTRACT                             $730,000.00
------------------------------------------------------------------------------------------------------------------------------------
                                                    16. TABLE OF CONTENTS
------------------------------------------------------------------------------------------------------------------------------------
(X)   SEC.             DESCRIPTION                     PAGE(S)    (X)   SEC.              DESCRIPTION                      PAGE(S)
------------------------------------------------------------------------------------------------------------------------------------
                  PART I - THE SCHEDULE                                             PART II - CONTRACT CLAUSES
------------------------------------------------------------------------------------------------------------------------------------
 X     A      SOLICITATION/CONTRACT FORM               1-1         X     I      CONTRACT CLAUSES                           12
------------------------------------------------------------------------------------------------------------------------------------
 X     B      SUPPLIES OR SERVICES AND PRICES/COSTS    2              PART III-LIST OF DOCUMENTS, EXHIBITS AND OTHER ATTACHMENTS
------------------------------------------------------------------------------------------------------------------------------------
 X     C      DESCRIPTION/SPECS./WORK STATEMENT        4           X     J      LIST OF ATTACHMENTS                        17
------------------------------------------------------------------------------------------------------------------------------------
 X     D      PACKAGING AND MARKING                    6                    PART IV-REPRESENTATIONS AND INSTRUCTIONS
------------------------------------------------------------------------------------------------------------------------------------
 X     E      INSPECTION AND ACCEPTANCE                7                        REPRESENTATIONS, CERTIFICATIONS
---------------------------------------------------------------          K      AND OTHER STATEMENTS
 X     F      DELIVERIES OR PERFORMANCE                8                        OR OFFERORS
------------------------------------------------------------------------------------------------------------------------------------
 X     G      CONTRACT ADMINISTRATION DATA             9                 L      INSTRS., CONDS., AND NOTICES TO OFFERORS
------------------------------------------------------------------------------------------------------------------------------------
 X     H      SPECIAL CONTRACT REQUIREMENTS            10                M      EVALUATION FACTORS FOR AWARD
------------------------------------------------------------------------------------------------------------------------------------
                                  CONTRACTING OFFICER WILL COMPLETE ITEM 17 OR 18 AS APPLICABLE
------------------------------------------------------------------------------------------------------------------------------------
17. (X) CONTRACTOR'S NEGOTIATED AGREEMENT    [ILLEGIBLE]       18. ( ) AWARD                      [ILLEGIBLE]



                 [COPY ILLEGIBLE]                                                        [COPY ILLEGIBLE]



------------------------------------------------------------------------------------------------------------------------------------
19A. NAME AND TITLE OF SIGNER         (Type or print)          20A. NAME AND TITLE OF CONTRACTING OFFICER

/s/ STEVE BURKE, CFO
------------------------------------------------------------------------------------------------------------------------------------
19B. NAME OF CONTRACTOR              19C. DATE SIGNED          20B. UNITED STATES OF AMERICA                      20C. DATE SIGNED

BY  /s/ BURKE                           7-11-00                BY
------------------------------------------------------------------------------------------------------------------------------------

                                                                DAAD13-00-C-0033

SECTION B Supplies or Services and Prices

ITEM NO   SUPPLIES/SERVICES    QUANTITY     UNIT     UNIT PRICE       AMOUNT
0001                             1.00      Lot       $730,000.00    $730,000.00
          Research and Development Services
          In accordance with Statement of Work title "Nanode Array Sensor Microchips-Phase II", in Section C of this contract. This is a Firm Fixed Price Contract as described in FAR 16.202


                                                                  --------------
                                                      NET AMT


          ACRN AA Funded Amount                                    $365,000.00



ITEM NO   SUPPLIES/SERVICES    QUANTITY     UNIT     UNIT PRICE       AMOUNT
0002                                                     $             $NSP
          CONTRACT DATA REQUIREMENT LIST
          FFP-EXHIBIT A, SEQUENCE A001-A004. In accordance with
          DD Form 1423


                                                                  --------------
                                                      NET AMT

                                                                    $

See Exhibit A

Payments, in accordance with the following schedule and in the amounts specified, will be made to the contractor subsequent to the receipt and acceptance of quarterly reports by the Government and submission of an invoice:

         QUARTERLY REPORT/INVOICE                         PAYMENT

1st Quarterly Report/Invoice #1/7-October-2000           $91,250.00
2nd Quarterly Report/Invoice #2/7-January-2001           $91,250.00
3rd Quarterly Report/Invoice #3/7-April-2001             $91,250.00
4th Quarterly Report/Invoice #4/7-July-2001              $91,250.00
5th Quarterly Report/Invoice #5/7-October-2001           $91,250.00

                                                                DAAD13-00-C-0033

6th Quarterly Report/Invoice #6/7-January-2002           $91,250.00
7th Quarterly Report/Invoice #7/7-April-2002             $91,250.00

Final Comprehensive Report/Final Invoice/7-June-2002     $91,250.00

                                                                DAAD13-00-C-0033

SECTION C: Descriptions and Specifications



                            STATEMENT OF WORK (SOW)


Section C: Description/Specifications/Work Statements

Title: Nanode Array Sensor Microchips

C.1.0 Scope.

C.1.1 Introduction. Development of biosensors typically relies on the use of bio-specific molecules, such as antibodies, to recognize and bind a specific target analyte, such as a protein toxin or bacterial cell, to the sensor's surface. Once the target analyte is bound to the sensor surface, other chemical reagents are then often employed to convert the binding event into a visual or electrochemical signal, which is then detected by the sensor's transductive element. Arrays of nanometer-scale ultramicro electrodes (nanodes) have been shown to offer improved detection limits while accommodating spatial location of multiple assays on a single integrated sensor device. The controlled, spatial deposition of biomolecules on a substrate has generated a whole new field of "biochip" technology that is fueling the development of sensor instrumentation capable of detecting thousands of molecular interactions simultaneously.

C.1.2 Background: The Phase I effort established the proof-of-concept for developing integrated circuits possessing a high density of individually addressable electrodes, each of which has individual voltage control and current sourcing. With 1 micron, manufacturing technology, the biochip exhibits an array density of over 10,000 individual electrodes per cubic CM2. The Phase I effort also established the methods for coating the chips with biological molecules at discrete electrode locations and cross validated the chips surface labeling using both fluorescence and electrochemical methods of detection.

C.1.3 Objective: The objective of the Phase II contract is to further develop and validate the nanode array chip for constructing a biosensor platform for detecting biological toxins and organisms. The specific objectives are: 1) optimize the fabrication and manufacturing of nanode array chips, 2) evaluate different methods for multiplex loading of immunoassays on the chip, 3) demonstrate detection of viral and vegetative cells, and 4) demonstrate a prototype module of chip arrays that can detect toxins, viral and bacterial cells simultaneously.

C.2.0 Applicable Documents.

C.2.1 32 Code of Federal Regulation (CFR) Part 626 Biological Defense Safety Program

C.2.2 Document Summary List

C.3.0 Requirements: The contractor, as an independent contractor and not as an agent of the government, shall furnish the necessary services, personnel, labor, facilities, materials, supplies, and equipment (except those specifically designated as Government furnished) to perform the work as detailed specifically in pages 11-14 of the proposal entitled "Nanode Array Sensor Microchips" as submitted by CombiMatrix Corporation and dated 12 Oct 1999.

                                                                DAAD13-00-C-0033

C.3.1 Safety Requirements

C.3.1.1 The contractor shall comply with 32 Code of Federal Regulations
(CFR)626. The contractor shall ensure all subcontractors comply with 32 CRF 626.

C.3.1.2 The contractor shall notify all local emergency support agencies (such as law enforcement, fire department, health departments and government) of BDP activities and ensure the appropriate emergency support is available to provide effective emergency response. The contractor shall formalize all required support documents with the local agencies.

C.3.1.3 The contractor shall notify the government of any biological defense mishaps related to this contract within 24 hours.

C.3.1.4 The contractor shall make facilities used to support this contract accessible to government representative for required preaward and periodic safety compliance inspections. The contractor shall correct all major deficiencies noted during safety compliance inspections prior to beginning or continuing operation IAW the governments contracting officer's instructions.

C.3.1.5 The contractor shall prepare and deliver a facility safety program in accordance with Exhibit Line Item Number (ELIN) A003 and 32 CFR626, subpart C, for approval by the government prior to start any biolevel 2 work.

C.3.1.6 The contractor shall prepare and deliver standard operating procedures
(SOPs) for all biolevel 2 work based on the criteria outlined in 32 CFR626, subpart C, in accordance with ELIN A004.

C.3.2 Reports.

C.3.2.1 The contractor shall prepare and deliver quarterly progress reports IAW ELIN A001.

C.3.2.2 The contractor shall prepare and deliver a final comprehensive report IAW ELIN A002.

                                                                DAAD13-00-C-0033

SECTION D Packaging and Marketing


52.0000-4126

      ALL DATA TO BE DELIVERED BY THE CONTRACTOR UNDER THIS CONTRACT SHALL BE TRANSMITTED BY ELECTRONIC MEDIA AND MARKED FOR THE ADDRESSES IDENTIFIED ON THE CONTRACT DATA REQUIREMENT LIST, DD FORM 1423-2

52.0000-4125
ALL ITEMS TO BE DELIVERED UNDER THIS CONTRACT SHALL BE PACKED AND PACKAGED IN ACCORDANCE WITH GOOD COMMERCIAL PRACTICES AND IN SUCH A MANNER THAT WILL AFFORD PROTECTION AGAINST CORROSION, DETERIORATION, AND PHYSICAL DAMAGE FOR SAFE DELIVERY TO DESTINATION.

                                                                DAAD13-00-C-0033

SECTION E Inspection and Acceptance


INSPECTION AND ACCEPTANCE TERMS

Supplies/services will be inspected/accepted at:

CLIN       INSPECT AT         INSPECT BY        ACCEPT AT         ACCEPT BY
0001       Destination        Government        Destination       Government
0002       Destination        Government        Destination       Government


CLAUSES INCORPORATED BY REFERENCE:

52.246-9    Inspection Of Research And Development (Short Form)    APR 1984

                                                                   EXHIBIT 10.12
                                                                DAAD13-00-C-0033

SECTION F Deliveries or Performance

DELIVERY INFORMATION

CLINS   DELIVERY DATE      UNIT OF ISSUE   QUANTITY   FOB     SHIP TO ADDRESS
-----   -------------      -------------   --------   ---     ---------------
0001    720 CDAC           Lot             1.00       Dest.   TRANSPORTATION OFFICE BUILDING
        DELIVERY OF THE                                       E5185
        THREE PROTOTYPES                                      EDGEWOOD AREA
        SHALL BE 720 CDAC                                     ABERDEEN PROVING GROUND, MD
        AND SHALL BE                                          21010-5424
        MARKED FOR                                            M/F CONTRACT NO. DAAD13-00-C-0033
                                                              ATTN: ROY THOMPSON
                                                              AMSSB-RRT-BM
                                                              BLDG. E3831
                                                              (410)436-5699

0002    DATA SHALL BE
        PROVIDED AS
        SPECIFIED ON THE
        CONTRACT DATA
        REQUIREMENT LIST,
        DD FORM 1423-2

CLAUSES INCORPORATED BY REFERENCE:

52.242-15       Stop-Work Order         AUG 1989
52.247-34       F.O.B. Destination      NOV 1991

                                                                          DAAD13-00-C-0033

                                                                              Page 9 of 17

SECTION G Contract Administration Data

ACCOUNTING AND APPROPRIATION DATA

AA:       9790400260196N6N66P6112000000255YRK0100MIPROEDERNF1499E6RWDS11071   000000000000
AMOUNT:   $365,000.00


52.0000-4133

CONTRACT SPECIALIST:    Celeste Fuertes

OFFICE SYMBOL:          AMSSB-ACC-EP

TELEPHONE:              (410)436-4436

DSN:                    584-4436

EMAIL:                  celeste.fuertes@sbccom.apgea.army.mil

                                                                DAAD13-00-C-0033

SECTION H Special Contract Requirements


52.0000-4048


      a. The Government and the contractor understand and agree that the support services to be delivered under this contract by the contractor are non-personal services and the parties recognize and agree that no employer-employee relationships exist or will exist under the contract between the Government and the Contractor and/or between the Government and the contractor's employees. It is, therefore, in the best interest of the Government to afford the parties a full and complete understanding of their respective obligations.
      b.  Contractor personnel under this contract shall not:

              (1) Be placed in a position where they are appointed or employed by a Federal Officer, or are under the supervision, direction, or evaluation of a Federal Officer, military or civilian.
              (2)   Be placed in a staff or policy making position.
              (3) Be placed in a position of command, supervision, direction, or evaluation over DA military or civilian personnel, or personnel of other contractors or become a part of a Government organization.

      c.  Employee Relationships:

              (1) The services to be performed under this contract do not require the contractor or its employees to exercise personal judgement and discretion on behalf of the Government, but rather the contractor's employees will act and exercise personal judgement on behalf of the contractor.
              (2) Rules, regulations, directions, and requirements which are issued by command authorities under their responsibility for good order, administration, and security are applicable to all personnel who enter a Government installation. This is not to be construed or interpreted to establish any degree of Government control which is inconsistent with a nonpersonal services contract.
              (3) The contractor will not be paid for performance of personal services. Therefore in the event the contractor (or its employee) are directed by any Government employee to perform task that the contractor believes are personal services, the contractor should take no action until it has contacted the Procuring Contracting Officer to determine the appropriate course of action.


52.0000-4142

      The contractor shall not employed Foreign Nationals in performance of the effort required hereunder without the specific written approval of the Procuring Contracting Officer. When requesting such approval, the contractor shall provide the name of the individual involved, date and place of birth, country or current citizenship, registration number, port of entry and the proposed position in which the employee will be utilized. Requests for approval shall be submitted to the Procuring Contracting Officer.

52.0000-4147

Section K of the Solicitation will not be distributed with the contract. However, Section K is incorporated in and forms a part of the resultant contract as though furnished in full text therewith.

a.    If access to unclassified sensitive information (For Official Use Only --
FOUO) is

                                                                DAAD13-00-C-0033
authorized, contractor may access only the information related to the subject matter of this contract.

                                                                            DAAD13-00-C-0033

                                                                               Page 12 of 17


SECTION I Contract Clauses

CLAUSES INCORPORATED BY REFERENCE:
52.252-2         Clauses Incorporated By Reference                                  FEB 1998
52.202-1         Definitions                                                        OCT 1995
52.203-3         Gratuities                                                         APR 1984
52.203-5         Covenant Against Contingent Fees                                   APR 1984
52.203-6         Restrictions On Subcontractor Sales To The Government              JUL 1995
52.203-7         Anti-Kickback Procedures                                           JUL 1995
52.203-8         Cancellation, Recission, and Recovery of Funds for Illegal or      JAN 1997
                 Improper Activity
52.203-10        Price Or Fee Adjustment For Illegal Or Improper Activity           JAN 1997
52.203-12        Limitation On Payments To Influence Certain Federal Transactions   JUN 1997
52.204-4         Printing/Copying Double-Sided on Recycled Paper                    JUN 1996
52.209-6         Protecting the Government's Interest When Subcontracting With      JUL 1995
                 Contractors Debarred, Suspended, or Proposed for Debarment
52.211-15        Defense Priority And Allocation Requirements                       SEP 1990
52.215-2         Audit and Records--Negotiation                                     JUN 1999
52.215-8         Order of Precedence--Uniform Contract Format                       OCT 1997
52.215-17        Waiver of Facilities Capital Cost of Money                         OCT 1997
52.219.8         Utilization of Small Business Concerns                             OCT 1999
52.222-3         Convict Labor                                                      AUG 1996
52.222-21        Prohibition Of Segregated Facilities                               FEB 1999
52.222-26        Equal Opportunity                                                  FEB 1999
52.222-35        Affirmative Action For Disabled Veterans And Veterans of the       APR 1998
                 Vietnam Era
52.222-36        Affirmative Action For Workers With Disabilities                   JUN 1998
52.222-37        Employment Reports on Disabled Veterans And Veterans Of The        JAN 1999
                 Vietnam Era
52.223-5         Pollution Prevention and Right-to-Know Information                 APR 1998
52.223-6         Drug Free Workplace                                                JAN 1997
52.223-14        Toxic Chemical Release Reporting                                   OCT 1996
52.225-13        Restrictions on Certain Foreign Purchases                          FEB 2000
52.227-1 Alt I   Authorization And Consent (Jul 1995) - Alternate I                 APR 1984
52.227-2         Notice And Assistance Regarding Patent And Copyright               AUG 1996
                 Infringement
52.227-11        Patent Rights--Retention By The Contractor (Short Form)            JUN 1997
52.232-2         Payments Under Fixed-Price Research And Development Contracts      APR 1984
52.229-3         Federal, State And Local Taxes                                     JAN 1991
52.232-8         Discounts For Prompt Payment                                       MAY 1997
52.232-17        Interest                                                           JUN 1996
52.232-23        Assignment Of Claims                                               JAN 1986
52.232-25        Prompt Payment                                                     JUN 1997
52.232-33        Payment by Electronic Funds Transfer--Central Contractor           MAY 1999
                 Registration
52.233-1         Disputes                                                           DEC 1998
52.233-3         Protest After Award                                                AUG 1996
52.242-13        Bankruptcy                                                         JUL 1995
52.243-1 Alt V   Changes--Fixed-Price (Aug 1987) - Alternate V                      APR 1984
52.243-7         Notification Of Changes                                            APR 1984
52.244-6         Subcontracts for Commercial Items and Commercial Components        OCT 1998

                                                                            DAAD13-00-C-0033

                                                                               Page 13 of 17


52.246-25        Limitation Of Liability--Services                                  FEB 1997
52.249-2         Termination For Convenience Of The Government (Fixed-Price)        SEP 1996
52.249-9         Default (Fixed-Price Research And Development)                     APR 1984
52.253-1         Computer Generated Forms                                           JAN 1991
252.201-7000     Contracting Officer's Representative                               DEC 1991
252.203-7001     Prohibition On Persons Convicted of Fraud or Other Defense-        MAR 1999
                 Contract-Related Felonies
252.204-7003     Control Of Government Personnel Work Product                       APR 1992
252.209-7000     Acquisition From Subcontractors Subject To On-Site Inspection      NOV 1995
                 Under The Intermediate Range Nuclear Forces (INF) Treaty
252.204-7000     Disclosure Of Information                                          DEC 1991
252.204-7004     Required Central Contractor Registration                           MAR 2000
252.205-7000     Provisions Of Information To Cooperative Agreement Holders         DEC 1991
252.209-7004     Subcontracting With Firms That Are Owned or Controlled By The      MAR 1998
                 Government of a Terrorist Country
252.225-7031     Secondary Arab Boycott Of Israel                                   JUN 1992
252.227-7016     Rights in Bid or Proposal Information                              JUN 1995
252.227-7018     Rights in Noncommercial Technical Data and Computer Software--     JUN 1995
                 Small Business Innovation Research (SBIR) Program
252.227-7019     Validation of Asserted Restrictions--Computer Software             JUN 1995
252.227-7030     Technical Data--Withholding Of Payment                             MAR 2000
252.227-7034     Patents--Subcontracts                                              APR 1984
252.227-7036     Declaration of Technical Data Conformity                           JAN 1997
252.227-7037     Validation of Restrictive Markings on Technical Data               SEP 1999
252.227-7039     Patents--Reporting Of Subject Inventions                           APR 1990
252.231-7000     Supplemental Cost Principles                                       DEC 1991
252.235-7010     Acknowledgement of Support and Disclaimer                          MAY 1995
252.235-7011     Final Scientific or Technical Report                               SEP 1999
252.242-7000     Postaward Conference                                               DEC 1991
252.243-7001     Pricing Of Contract Modifications                                  DEC 1991
252.243-7002     Requests for Equitable Adjustment                                  MAR 1998
252.246-7001     Warranty Of Data (Dec 1991) - Alternate II                         DEC 1991
Alt II


CLAUSES INCORPORATED BY FULL TEXT

52.0000-4160     Guidance on Documentation of Data Requirements

The following information is furnished to provide guidance with respect to the abbreviations and codes utilized in various blocks of DD Form 1423, Contract Data Requirements List.

Block 7, DD Form 250 Requirement. This block designates the location (source or destination) for performance of Government inspection and acceptance. The applicable codes for inspection and acceptance are cited below. The Government activity to perform the destination acceptance task is entered in Block 14 as the first addressee.

Code Inspection Acceptance

SS +Source (DD Form 250)                  +Source (DD Form 250)
DD Destination (DD Form 250)              Destination (DD Form 250)
SD +Source (DD Form 250)                  Destination (DD Form 250)

                                                                DAAD13-00-C-0033

DS Destination (DD Form 250)                    +Source (DD Form 250)
++LT Letter of Transmittal Only
NO No inspection or acceptance required
XX Inspection/acceptance requirements specified elsewhere in the contract

+Source indicates Contractor's facility.
++Use of these symbols is not authorized for engineering data such as drawings or specifications.

Block 8, Approval Code. Items of critical data requiring specific advanced written approval, such as test plans, are identified by an "A" in this field. Most of these data require submission of a preliminary draft prior to publication of a final document. When advanced approval is not required, this field is a blank.

Block 10, Frequency. The codes used in this block are cited below:

DAILY  = Daily
BI-MO  = Each two months
OTIME  = One time
WEEKLY = Weekly
QRTLY  = Quarterly
ONE/R  = One time and revision
BI-WE  = Each two weeks
ANNLY  = Annually
R/ASR  = Revision as required
MTHLY  = Monthly
SEMIA  = Each six months
DFDEL  = Deferred Delivery
ASREQ  = As required
2TIME  = Two separate
ONE/P  = One time preliminary (See Notes A/B Submittals draft)
CHG P AS REQ = Change pages as required

NOTE A:  Block 13 is used for further explanation.
NOTE B: When data is of a recurring type, it will be submitted at end of reporting period established in field unless otherwise indicated in Data Preparation Instructions or in Blocks 12 or 13 of DD Form 1423.

Block 11, As of Date (AOD). When data is submitted only once, this block indicates the number of days the data is to be submitted prior to the end of the reporting period; e.g., "15" would place the AOD for this report at 15 calendar days before the end of each month, quarter, or year, depending on the frequency established in Block 10; "0" places the AOD at the end of each month, quarter, or year. Further guidance is shown in Block 13 or 16 as required.

Block 12, Date of First Submission. This block indicates the initial data submission date (Year/Month/Day). When data has already been submitted and will be resubmitted, the date of the next submission is entered. When the contract starts: the date has not been established, this block indicates the number of calendar days after the contract start date that the data is due; e.g., 30 DAC. Further information, if required, is contained in Block 13. Classified dates are not cited in this form. "DFDEL" indicates deferred delivery.

                                                                DAAD13-00-C-0033

Block 13, Date of Subsequent Submission/Event Identification. When data is submitted more than once, the date(s) of subsequent submission(s) is indicated in this block. When submission of data is based on the initiation of a specific event or milestone, this information is cited in this block (when such information classifies the form, this block is left blank). Example: "NLT 15 calendar days before start of production;" "45 calendar days before first article," etc.

Block 14, Distribution and Addresses. Addresses and number of copies (regular/reproducible) to be forwarded to each addressee is cited in this block; e.g. SCERD-ODR-E 0/1/0. Addressees are indicated by office symbols (i.e., STEAA-AP-EP), contractor initials, DoD Handbook H-4 codes, and Command initials. A list explaining these symbols is attached to the form. When reproducible copies are required (second number), the type of copies required will be cited in this block or Block 16.

NOTE: Unless otherwise cited in Block 10, entries in Blocks 3 through 9 on DD Forms 1664, Data Item Descriptions, are for informational purposes only and are not contractually binding.

252.232-7007 LIMITATION OF GOVERNMENT'S OBLIGATION (AUG 1993)

(a) Contract line item(s) 0001 is incrementally funded. For these item(s), the sum of $365,000 of the total price is presently available for payment and allotted to this contract. An allotment schedule is set forth in paragraph (i) of this clause.

(b) For item(s) identified in paragraph (a) of this clause, the Contractor agrees to perform up to the point at which the total amount payable by the Government, including reimbursement in the event of termination of those item(s) for the Government's convenience, approximates the total amount currently allotted to the contract. The Contractor will not be obligated to continue work on those item(s) beyond that point. The Government will not be obligated in any event to reimburse the Contractor in excess of the amount allotted to the contract for those item(s) regardless of anything to the contrary in the clause entitled "TERMINATION FOR THE CONVENIENCE OF THE GOVERNMENT." As used in this clause, the total amount payable by the Government in the event of termination of applicable contract line item(s) for convenience includes costs, profit and estimated termination settlement costs for those item(s).

(c) Notwithstanding the dates specified in the allotment schedule in paragraph
(i) of this clause, the Contractor will notify the Contracting Officer in writing at least sixty days prior to the date when, in the Contractor's best judgment, the work will reach the point at which the total amount payable by the Government, including any cost for termination for convenience, will approximate 85 percent of the total amount then allotted to the contract for performance of the applicable item(s). The notification will state (1) the estimated date when that point will be reached and (2) an estimate of additional funding, if any, needed to continue performance of applicable line items up to the next scheduled date for allotment of funds identified in paragraph (i) of this clause, or to a mutually agreed upon substitute date. The notification will also advise the Contracting Officer of the estimated amount of additional funds that will be required for the timely performance of the item(s) funded pursuant to this clause, for subsequent period as may be specified in the allotment schedule in paragraph (i) of this clause, or otherwise agreed to by the parties. If after such notification additional funds are not allotted by the date identified in the Contractor's notification, or by an agreed substitute date, the Contracting Officer will terminate any item(s) for which additional funds have not been allotted, pursuant to the clause of this contract entitled "TERMINATION FOR THE CONVENIENCE OF THE GOVERNMENT".

(d) When additional funds are allotted for continued performance of the contract line item(s) identified in paragraph (a) of this clause, the parties will agree as to the period of contract performance which will be covered by the funds.

                                                                DAAD13-00-C-0033

The provisions of paragraph (b) through (d) of this clause will apply in like manner to the additional allotted funds and agreed substitute date, and the contract will be modified accordingly.

(e) If, solely by reason of failure of the Government to allot additional funds, by the dates indicated below, in amounts sufficient for timely performance of the contract line item(s) identified in paragraph (a) of this clause, the Contractor incurs additional costs or is delayed in the performance of the work under this contract and if additional funds are allotted, an equitable adjustment will be made in the price or prices (including appropriate target, billing, and ceiling prices where applicable) of the item(s), or in the time of delivery, or both. Failure to agree to any such equitable adjustment hereunder will be a dispute concerning a question of fact within the meaning of the clause entitled "disputes."

(f) The Government may at any time prior to termination allot additional funds for the performance of the contract line item(s) identified in paragraph (a) of this clause.

(g) The termination provisions of this clause do not limit the rights of the Government under the clause entitled "DEFAULT." The provisions of this clause are limited to work and allotment of funds for the contract line item(s) set forth in paragraph (a) of this clause. This clause no longer applies once the contract if fully funded except with regard to the rights or obligations of the parties concerning equitable adjustments negotiated under paragraph (d) or (e) of this clause.

(h) Nothing in this clause affects the right of the Government to this contract pursuant to the clause of this contract entitled "TERMINATION FOR CONVENIENCE OF THE GOVERNMENT."

(i) The parties contemplate that the Government will allot funds to this contract in accordance with the following schedule:

On execution of contract ............. $365,000
June 26, 2001 ........................ $365,000

(End of clause)

                                                                 DAAD13-00-C0033

SECTION J List of Documents, Exhibits and Other Attachments

Section J Table Of Contents

DOCUMENT TYPE           DESCRIPTION             PAGES             DATE
Exhibit A               CLIN 0002               6                 17-MAR-2000
CONTRACT DATA
REQUIREMENT LIST
DD FORM 1423-2
EXHIBIT LINE ITEMS
A001-A004 INCLUDES
DATA ITEM
DESCRIPTIONS